                                                                   EXHIBIT 10.33




When Recorded, Return To:
THE FROST NATIONAL BANK
P.O. Box 1600
San Antonio, Texas  78296
Attention:  Loan No. _________________
Loan Documentation Department, RB-2

--------------------------------------------------------------------------------
                      LEASEHOLD DEED OF TRUST, ASSIGNMENT,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

THE STATE OF TEXAS                         )
                                           )
COUNTY OF NUECES                           )

         THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "MORTGAGE") dated as of September 15, 1997, is executed and delivered by Grantor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Grantor.


                                   ARTICLE 1

          CERTAIN DEFINITIONS, GRANTING CLAUSES, SECURED INDEBTEDNESS


         Section 1.1. CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to the other terms defined herein, each of the following terms shall have the meaning assigned to it:

         "AGENT": The Frost National Bank, a national banking association, in its capacity as agent for the Banks, and its successors and assigns.

         "BANKS": Collectively, each of the financial institutions listed on the signature pages to the Credit Agreement, together with each other person or entity becoming a Bank pursuant thereto from time to time, and their respective successors and assigns.

         "BORROWER": Packaged Ice, Inc., a Texas corporation.

         "CREDIT AGREEMENT": That certain Credit Agreement dated as of the date hereof, executed by and among Borrower, The Frost National Bank, as Agent and as Bank, and certain Banks named therein, as amended, supplemented, modified, restated or extended from time to time.

         "GRANTOR": Mission Party Ice, Inc., a Texas corporation, and its successors and assigns.

         "PROMISSORY NOTES": Each Revolving Credit Note (as such term is defined in the Credit Agreement) executed by Borrower, and payable to the order of any Bank, evidencing loans advanced to Borrower under the Credit Agreement, in an aggregate principal face amount of $20,000,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on April 15, 2003, together with any renewals, increases, extensions, restatements, or modifications thereof.



                                              MPI TEXAS LEASEHOLD DEED OF TRUST

         "TRUSTEE": Jimmy R. Locke, of Bexar County, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.

         Section 1.2. MORTGAGED PROPERTY. Grantor does hereby grant, bargain, sell, convey, transfer, assign and set over to Trustee the following: (a) Grantor's leasehold estate in the real estate (herein called the "LAND") described in EXHIBIT A which is attached hereto and incorporated herein by reference, and (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "IMPROVEMENTS"); and (ii) all right, title and interest of Grantor in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining, to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops and mineral interests on or pertaining to the Land or the Improvements (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "PREMISES"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "ACCESSORIES," all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies and other contracts and general intangibles (including, but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including, but not limited to Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document for taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories (without derogation of ARTICLE 3 hereof); (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of ARTICLE 3 hereof); (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this SECTION 1.2, including, but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this SECTION 1.2 and all property used or useful in connection therewith, including, but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this SECTION 1.2 is a leasehold estate, this conveyance shall include, and the lien and security interest created




                                              MPI TEXAS LEASEHOLD DEED OF TRUST
hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "MORTGAGED PROPERTY"), unto Trustee, and to his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.

         Section 1.3. SECURITY INTEREST. Grantor hereby grants to Agent, as agent for the Banks, a security interest in all of the Mortgaged Property which constitutes personal property or fixtures (herein sometimes collectively called the "COLLATERAL"). In addition to its rights hereunder or otherwise, Agent shall have all of the rights of a secured party under the Texas Business and Commerce Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

         Section 1.4. NOTES, LOAN DOCUMENTS, OTHER OBLIGATIONS. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time:

         (i) the Promissory Notes and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such notes, as from time to time renewed, extended, supplemented, increased, or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "NOTES," and individually a "NOTE," and Agent and the other Banks, or the subsequent holders at the time in question of the Notes or any of the secured indebtedness, as hereinafter defined, being collectively herein called "HOLDERS" and individually a "HOLDER"); (ii) all indebtedness and other obligations owed by the Borrower to any Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loans evidenced by the Notes, including, but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between the Borrower and Holders, or among the Borrower, Holders and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Notes (the Credit Agreement, the Notes, this Mortgage, any other "LOAN PAPERS" (as such term is defined in the Credit Agreement), and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "LOAN DOCUMENTS");
(iii) all other loans and future advances made by any Holder to the Borrower and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of any Holder, and arising under the Credit Agreement, any of the Notes, or any of the other Loan Documents, and whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to such Holder or to a third party and subsequently acquired by such Holder, it being contemplated that Grantor may hereafter become indebted to one or more Holders for such other debts, obligations and liabilities arising under the Credit Agreement, any of the Notes, or any of the other Loan Documents; provided, however, and notwithstanding the foregoing provisions of this clause (iii), this Mortgage shall not secure any such other loan, advance, debt, obligation or liability with respect to which any such Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this clause (iii) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.




                                              MPI TEXAS LEASEHOLD DEED OF TRUST
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         The indebtedness referred to in this SECTION 1.4 is hereinafter sometimes referred to as the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY."


                                   ARTICLE 2

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.1. Grantor represents, warrants, and covenants as follows:

         (a) PAYMENT AND PERFORMANCE. Grantor will, and will cause the Borrower to, make due and punctual payment of the secured indebtedness.
Grantor will, and will cause the Borrower to, timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon them by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder which shall remain uncured. Time shall be of the essence in this Mortgage.

         (b) TITLE AND PERMITTED ENCUMBRANCES. Grantor has in Grantor's own right, and Grantor covenants to maintain, lawful, good and indefeasible title to the Mortgaged Property, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) any and all matters of record as of the date hereof and disclosed to Agent only to the extent the same are valid and subsisting and affect the Mortgaged Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for ad valorem taxes and standby fees on the Mortgaged Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of any Bank (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the "PERMITTED ENCUMBRANCES"). Grantor, and Grantor's successors and assigns, will warrant and forever defend title to the Mortgaged Property, subject as aforesaid to Trustee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Agent. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Agent of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. No part of the Mortgaged Property constitutes all or any part of the homestead of Grantor. If any right or interest of Agent or any Bank in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such reasonable steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Agent or any Bank, including, but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Agent or Trustee (as the case may be), and the party (Agent or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         (c) TAXES AND OTHER IMPOSITIONS. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including, but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, except for any such taxes or charges being contested in good faith and by proper proceedings for which adequate reserves in accordance with generally accepted accounting principles have





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
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been taken, and shall deliver promptly to Agent such evidence of the payment thereof as Agent may reasonably require.

         (d) INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense: (1) all-risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Agent from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises; (2) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount available; (3) commercial general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Agent as named insureds;
(4) statutory workers' compensation insurance with respect to any work on or about the Premises; and (5) such other insurance on the Mortgaged Property as may from time to time be reasonably required by Agent (including, but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Agent, and shall require not less than thirty (30) days' prior written notice to Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the Agent's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Agent and at Grantor's expense, obtain and deliver to Agent a like policy (or, if and to the extent permitted by Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Agent, as agent for the Banks, as mortgagee with loss proceeds payable to Agent notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Agent under the Loan Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Agent at the time of execution of this Mortgage, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Agent, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Agent evidence satisfactory to Agent of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
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
had been made payable to Agent. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the secured indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Agent shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the expenses incurred by Agent in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Agent on demand. Agent shall not be, under any circumstances, liable or responsible for the obtaining, maintaining or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Agent shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including attorneys' fees, at Agent's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.

         (e) RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon the occurrence of a default and upon the written request of Agent, to secure certain of Grantor's obligations in paragraphs (c) and (d) above, but not in lieu of such obligations, Grantor will deposit with Agent a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Agent and prorated to the end of the calendar month following the month during which Agent's request is made, and thereafter will deposit with Agent, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Agent) to permit Agent to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Agent for future use, applied to any secured indebtedness or refunded to Grantor, at Agent's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Agent. All such funds so deposited shall bear no interest, may be mingled with the general funds of Agent and shall be applied by Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Agent by Grantor (which statements shall be presented by Grantor to Agent a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Agent's option be applied to the payment of the secured indebtedness in the order determined by Agent in its sole discretion, and Agent may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Agent under this paragraph but subject to the rights of Agent hereunder.





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
         (f) CONDEMNATION. Grantor shall notify Agent immediately after Grantor becomes aware of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Agent shall have the right (but not the obligation) to participate in any such proceeding, and to be represented by counsel of its own choice. Agent shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property, provided it is applied to the secured indebtedness. Grantor shall, promptly upon request of Agent, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Agent to collect and receipt for any such sums. All such sums are hereby assigned to Agent, and shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including reasonable attorneys' fees, at Agent's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration of the Mortgaged Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Agent shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Agent is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All reasonable costs and expenses (including but not limited to reasonable attorneys' fees) incurred by Agent in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent pursuant to this Mortgage.

         (g) COMPLIANCE WITH LEGAL REQUIREMENTS. The Mortgaged Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below). The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Mortgaged Property constitutes a non-conforming use under any zoning law or similar law or ordinance applicable thereto. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Grantor receives a written notice or claim from any authority having jurisdiction over the Mortgaged Property that the Mortgaged Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Agent. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term "LEGAL REQUIREMENT" means any applicable law (defined below), agreement, covenant, restriction, easement or condition, as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "LAW" means any applicable federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

         (h) MAINTENANCE, REPAIR AND RESTORATION. Grantor will keep the Mortgaged Property in good first class order, repair, operating condition and appearance, reasonable wear and tear excepted, causing all reasonably necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Agent, (i) remove from the Mortgaged Property any fixtures or personal property covered by this Mortgage except as permitted by the Credit Agreement or as





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
such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Mortgaged Property or any other alteration thereto which materially impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in material damage to or loss or destruction of the Mortgaged Property, Grantor shall give prompt notice thereof to Agent and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

         (i) NO OTHER LIENS. Grantor will not, without the prior written consent of Agent, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Agent, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Mortgaged Property and will not acquire any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Agent. If Agent consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called "SUBORDINATE MORTGAGE") covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that: (1) the Subordinate Mortgage is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Agent; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Agent may determine, prior to being applied to any indebtedness secured by the Subordinate Mortgage; (4) written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Mortgaged Property shall be given to Agent with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming, by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Agent.

         (j) OPERATION OF MORTGAGED PROPERTY. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on or allow the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a non-conforming use under applicable zoning ordinances or other Legal Requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Mortgaged Property, execute or file any subdivision plat or condominium declaration affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Agent. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be materially lessened. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of Agent, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid, unless the same are diligently contested in good faith.

         (k) SUITS AND CLAIMS; LOAN DOCUMENTS. Except as disclosed to Agent in writing, there is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) which affects the Mortgaged Property (including, without limitation, any which challenges or otherwise pertains to Grantor's title to the Mortgaged Property) or the validity, enforceability or priority of any of the Loan Documents. The Loan Documents constitute legal, valid and binding obligations of Grantor (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Notes is solely for business purposes, and is not for personal, family, household or agricultural purposes.

         (l) FURTHER ASSURANCES. Grantor will, promptly on the reasonable request of Agent, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing, statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by any Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Agent or any other Holder to enable Agent or such other Holder to comply with the requirements or requests of any agency having jurisdiction over Agent or such other Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all reasonable costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent or such other Holder pursuant to this Mortgage.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

         (m) FEES AND EXPENSES. Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Agent and each other Holder and/or Trustee on demand to the extent paid by Agent or such other Holder and/or Trustee, provided such amounts are reasonable: (i) all appraisal fees, filing and recording fees, taxes, abstract fees, title search or examination fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, environmental inspection fees, and all other out-of-pocket costs and expenses of every character incurred by Grantor, Agent or any other Holder and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Notes or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property; and
(ii) all reasonable costs and expenses, including, reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

         (n)     INDEMNIFICATION.

                 (i) Grantor will indemnify and hold harmless Agent, each other Holder and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph (n), the terms "Agent," "Holder" and "Trustee" shall include the directors, officers, partners, employees and agents of Agent, each Holder and Trustee, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Agent, each Holder or Trustee, respectively. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (n) by Grantor to Agent, any other Holder and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent, such other Holder and/or Trustee pursuant to this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Agent, any other Holder and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

                 (ii) As used herein, the term "INDEMNIFIED MATTERS" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Agent, any other Holder and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with this Mortgage or any other Loan Document, including, but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever at any time on or before the Release Date (defined below), any act performed





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, and any claim under or with respect to any Lease or any Environmental Matters. As used herein, the term "ENVIRONMENTAL MATTER" means:
(a) the presence of any Hazardous Substance on, in, under, above or about the Mortgaged Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from or through the Mortgaged Property, on or at any time before the Release Date; or (b) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance which is at any time on or before the Release Date present on, in, under, above or about the Mortgaged Property; or
(c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Mortgaged Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in clauses (a) through (c) preceding; and regardless of whether any of the matters referred to in the foregoing clauses (a) through (d) was caused by Grantor or Grantor's tenant or any subtenant, or a prior owner of the Mortgaged Property or its tenant or any subtenant, or any third party. The term "RELEASE DATE" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or
(ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Mortgaged Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (n) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         (o) TAXES ON NOTES OR MORTGAGE. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Notes, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Agent any other Holder, the Notes, the Mortgaged Property, this Mortgage or any other Loan Document deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Agent or any other Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the indebtedness secured hereby or Agent or any other Holder, then, and in any such event, Grantor, upon demand by Agent or any such other Holder, shall pay such taxes, assessments, charges or liens, or reimburse Agent or such other Holder therefor to the extent permitted by law.

         (p) STATEMENT CONCERNING NOTES OR MORTGAGE. Grantor shall at any time and from time to time furnish within seven (7) days of a written request by Agent a written statement in such form as may be





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
required by Agent stating that: (i) the Notes, this Mortgage and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Notes; (iii) the date to which interest on the Notes are paid;
(iv) the Notes, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Notes, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

         (q) ANNUAL APPRAISAL. Agent may at its option obtain at Grantor's reasonable expense, once in each year (or as otherwise requested by Agent but in any event no more than once each year) an appraisal of the Mortgaged Property or any part thereof prepared in accordance with written instructions from Agent by a third-party appraiser engaged directly by Agent. Each such appraiser and appraisal shall be reasonably satisfactory to Agent. The costs of each such appraisal shall be a part of the secured indebtedness and shall be payable by Grantor to Agent on demand (which obligation Grantor hereby promises to pay).

         Section 2.2. PERFORMANCE BY AGENT ON GRANTOR'S BEHALF. Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Agent, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by Agent and any money so paid by Agent shall be a demand obligation owing by Grantor to Agent (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Agent, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Agent and its designees shall have the right to enter upon the Mortgaged Property at any reasonable time for any such purposes. No such payment or performance by Agent shall waive or cure any default or waive any right, remedy or recourse of Agent. Any such payment may be made by Agent in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Agent pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Notes for interest on past due principal owed on the Notes but never in excess of the maximum non-usurious amount permitted by applicable law, which interest shall be payable to Agent on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Agent hereunder and the time when paid shall be fully established by the certificate of Agent or any of Agent's officers or agents.

         Section 2.3. ABSENCE OF OBLIGATIONS OF AGENT WITH RESPECT TO MORTGAGED PROPERTY. Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of "Mortgaged Property" and/or the provisions of ARTICLE 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto, (ii) neither Agent nor any other Holder assumes or shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Mortgaged Property" herein, prior to obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Agent, and each other Holder may, at any time prior to acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of such Holder's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
agreed that Agent and each other Holder shall have no obligations, duties or liabilities prior to acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless Agent and each other Holder elects otherwise by written notification.


                                   ARTICLE 3

                   COLLATERAL ASSIGNMENT OF RENTS AND LEASES

         Section 3.1. ASSIGNMENT. As additional security for the indebtedness secured hereby, Grantor hereby assigns to Agent, as agent for the Banks, all Rents (hereinafter defined) and all of Grantor's rights in and under all Leases (hereinafter defined). Upon the occurrence of a default hereunder, Agent shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Agent to entitle Agent to immediate and direct payment of the Rents (including delivery to Agent of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Mortgage, all without the necessity of any further action by Agent, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Agent upon written demand by Agent, without further consent of Grantor, without any obligation to determine whether a default has in fact occurred and regardless of whether Agent has taken possession of any portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Agent to the tenants. Any such payment to Agent shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Agent as Grantor's lawful attorney-in-fact for giving, and Agent is hereby empowered to give, acquittances to any tenants for such payments to Agent after a default. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein:
(i) "Lease" means each existing or future lease, sublease (to the extent of Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease, including, but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (as hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Mortgaged Property.

         Section 3.2. COVENANTS, REPRESENTATIONS AND WARRANTIES CONCERNING LEASES AND RENTS. Grantor covenants, represents and warrants to each Holder that: (i) Grantor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them;
(ii) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (iii) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned,





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (iv) no Rents have been waived, released, discounted, set off or compromised; (v) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents;
(vi) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the leases to the extent enforcement is prudent under the circumstances; (vii) Grantor will not without the prior written consent of Agent, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent- free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise; provided, however, Agent will not unreasonably withhold or delay its consent to any of the foregoing actions; (viii) Grantor will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Agent's judgment, at least equivalent to that of the tenant whose Lease was canceled, on substantially the same terms as the terminated or canceled Lease; (ix) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (x) Grantor shall give prompt notice to Agent, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Grantor shall defend, at Grantor's reasonable expense, any proceeding pertaining to any Lease, including, if Agent so requests, any such proceeding, to which Agent is a party; (xi) Grantor shall as requested by Agent (but in any event no more than once per calendar year), within ten (10) days of each written request, deliver to Agent a complete rent roll of the Mortgaged Property in such detail as Agent may require, and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Agent written notice of the assignment in SECTION 3.1 hereof in form and content satisfactory to Agent;
(xii) promptly upon written request by Agent, Grantor shall deliver to Agent copies of all Leases and copies of all records relating thereto; (xiii) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Agent; and (xiv) Agent may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

         Section 3.3. NO LIABILITY OF AGENT. Agent's acceptance of this assignment shall not be deemed to constitute Agent as a "mortgagee in possession," nor obligate Agent to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Agent. Agent shall not be liable for any injury or damage to person or property in or about the Mortgaged Property unless due to Agent's gross negligence or willful misconduct, or for Agent's failure to collect or to exercise diligence in collecting, Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Agent's rights regarding Leases and Rents (including collection of





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

Rents) nor possession of the Mortgaged Property by Agent nor Agent's consent to or approval of any Lease (nor all of the same), shall render Agent liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Agent seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Neither Agent has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Agent under this ARTICLE 3 shall be cumulative of all other rights of Agent under the Loan Documents or otherwise.


                                   ARTICLE 4

                                    DEFAULT

         Section 4.1. EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Mortgage ("DEFAULT"):

         (a) DEFAULT UNDER CREDIT AGREEMENT. An Event of Default under the Credit Agreement occurs and is continuing, subject to applicable notice and cure periods.

         (b) TRANSFER OF THE MORTGAGED PROPERTY. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Mortgaged Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document; and (iii) such sales, leases, conveyances, assignments, pledges, encumbrances or transfers permitted under the Credit Agreement.
Agent, on behalf of and upon the direction of Required Banks (as defined in the Credit Agreement) may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following, (if any) which Agent may require: the grantee's integrity, reputation, character, creditworthiness and management ability being reasonably satisfactory to Agent in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Agent may require, a principal paydown on the Notes, an increase in the rate of interest payable under the Notes, a transfer fee, a modification of the term of the Notes, and any other modification of the Loan Documents which Agent may require.

         (c) TRANSFER OF OWNERSHIP OF GRANTOR. The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, trust or other legal entity), without the prior written consent of Agent (including, without limitation, if Grantor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer), which consent shall not be unreasonably withheld, except: (i) sales, pledges, encumbrances, assignments or transfers permitted under the Credit Agreement, and (ii) sales or transfers of stock in Grantor if Grantor is a corporation or sales or transfers of limited partnership interests in Grantor if Grantor is a limited partnership provided that such sales or transfers, together with any prior sales or transfers of interests in Grantor, do not result in more than 49% of the total beneficial interests in Grantor having been sold or transferred since the date of this Mortgage.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

         (d) GRANT OF EASEMENT, ETC. Without the prior written consent of Agent, which consent shall not be unreasonably withheld, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Mortgaged Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Mortgaged Property.

         (e) ABANDONMENT. The owner of the Mortgaged Property abandons any of the Mortgaged Property for a period in excess of thirty (30) consecutive days.

         (f) DEFAULT UNDER OTHER LIEN. A default or event of default occurs under any lien, security interest or assignment covering the Mortgaged Property or any part thereof (whether or not Agent has consented, and without hereby implying Agent's consent, to any such lien, security interest or assignment not created hereunder) and such default is not cured within any applicable grace period provided by such document, or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         (g)     INTENTIONALLY DELETED.

         (h)     INTENTIONALLY DELETED.

         (i) LIQUIDATION, ETC. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Texas (or in the case of an individual, the death or legal incapacity) of the owner of the Mortgaged Property or any person obligated to pay any part of the secured indebtedness.

         (j) ENFORCEABILITY; PRIORITY. Any Loan Document shall for any reason without Agent's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Agent; or the liens, mortgages or security interests of Agent or any other Holder in any of the Mortgaged Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the secured indebtedness.

         Section 4.2. NOTICE AND CURE. If any provision of this Mortgage or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Agent shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes and the secured indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Agent or any other Holder, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

                                   ARTICLE 5

                                    REMEDIES

         Section 5.1. CERTAIN REMEDIES. If a default shall occur, Agent, upon the direction of Required Banks (as defined in the Credit Agreement), may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute or the terms hereof or any of the Loan Documents):

         (a) ACCELERATION. Agent may at any time and from time to time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor, except as provided above.

          (b) ENFORCEMENT OF ASSIGNMENT OF RENTS. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Agent may: (1) collect and/or sue for the Rents in Agent's own name, give receipts and releases therefor, and after deducting all reasonable expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Agent may elect and/or to the operation and management of the Mortgaged Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Agent together with original counterparts of the Leases.

         (c) FORECLOSURE. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Agent to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Mortgaged Property is located are contiguous, if the Mortgaged Property is located in more than one county) in the State of Texas in which any part of the Mortgaged Property is situated, at public vendue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Agent may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by Agent, sell not only the real property but also the Collateral and other interests which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Agent), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Agent may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the power of sale hereunder and Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Agent having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

         (d) UNIFORM COMMERCIAL CODE. Without limitation of Agent's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Agent may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Texas Business and Commerce Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Agent may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Agent may require Grantor to assemble the Collateral and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph (c) above in this SECTION 5.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Agent, be sold as a whole; (6) it shall not be necessary that Agent take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under
SECTION 5.3 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing, and the like and the reasonable attorneys' fees and legal expenses incurred by Agent and each other Holder; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
secured indebtedness or as to the occurrence of any default, or as to Agent having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Agent.

          (e) LAWSUITS. Agent may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         (f) ENTRY ON MORTGAGED PROPERTY. Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. Agent shall not be deemed to have taken possession of the Mortgaged Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All reasonable costs, expenses and liabilities of every character incurred by Agent in managing, operating, maintaining, protecting, or preserving the Mortgaged Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Agent pursuant to this Mortgage. If necessary to obtain the possession provided for above, Agent may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Agent pursuant to this Section, Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any act or omission of Agent in managing the Mortgaged Property unless such loss is caused by the willful misconduct and bad faith of Agent, nor shall Agent be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Mortgaged Property taken under this Section.

         (g) RECEIVER. Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Agent to application of Rents as provided in this Mortgage. Nothing herein is to be construed to deprive Agent of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any reasonable amount of money advanced by Agent in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Agent pursuant to this Mortgage.

         (h) TERMINATION OF COMMITMENT TO LEND. Agent and each other Holder may terminate any commitment or obligation to lend or disburse funds under any Loan Document.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

         (i) OTHER RIGHTS AND REMEDIES. Agent may exercise any and all other rights and remedies which Agent may have under the Loan Documents, or at law or in equity or otherwise.

         Section 5.2. EFFECTIVE AS MORTGAGE. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to Agent, as agent for itself and the other Banks. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Notes and/or any other secured indebtedness, and for the foreclosure of this Mortgage. It is agreed that if Agent should institute a suit for the collection of the Notes or any other secured indebtedness and for the foreclosure of this Mortgage, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Mortgage.

         Section 5.3. PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or Agent or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys' fees and legal expenses, all court costs and charges of every character, and to the payment of the other secured indebtedness, pro rata, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to Agent and each other Holder under this Mortgage, the order and manner of application to the items in this clause to be in Agent's sole discretion; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Agent is uncertain which person or persons are so entitled, Agent may interplead such remainder in any court of competent jurisdiction and the amount of any reasonable attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation) from such remainder.

         Section 5.4. AGENT AS PURCHASER. Agent shall have the right to become the purchaser as agent for, and for the benefit of the Banks, at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Agent shall have the right to credit upon the amount of Agent's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as Agent may elect.

         Section 5.5. FORECLOSURE AS TO MATURED DEBT. Upon the occurrence of a default, Agent shall have the right to proceed with foreclosure judicial or non-judicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made.
The proceeds of such sale shall be applied as provided in SECTION 5.3 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Agent deems advisable, and the





                                              MPI Texas Leasehold Deed of Trust
remainder, if any, shall be applied as provided in clause second of SECTION 5.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

         Section 5.6. REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Agent shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

         Section 5.7. AGENT'S DISCRETION AS TO SECURITY. Agent may resort to any security given by this Mortgage or to any other security now existing, or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

         Section 5.8. GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Agent under the terms of this Mortgage to a sale of the Mortgaged Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Agent under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Texas Business and Commerce Code, or any other provision of Texas law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

         Section 5.9. DELIVERY OF POSSESSION AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.


                                   ARTICLE 6

                                 MISCELLANEOUS

         Section 6.1. SCOPE OF MORTGAGE. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

         Section 6.2. EFFECTIVE AS A FINANCING STATEMENT. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property is situated. This Mortgage shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Agent from which information concerning the security interests hereunder may be obtained is the address of Agent set forth at the end of this Mortgage. A carbon photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

         Section 6.3. NOTICE TO ACCOUNT DEBTORS. In addition to the rights granted elsewhere in this Mortgage, Agent may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

         Section 6.4. WAIVER BY AGENT. Agent, at the direction of Required Banks (as defined in the Credit Agreement), may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Agent or Trustee hereunder except to the extent specifically agreed to by Agent in such writing.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

         Section 6.5. NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Agent and each other Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Agent including, but not limited to, any renewal, extension or modification which Holders may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Agent may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Agent or any other Holder shall not release or impair the lien, security interest or other security rights of Agent and each other Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Agent's consent to any junior lien).

         Section 6.6. ACTS NOT CONSTITUTING WAIVER BY AGENT. Agent, on behalf of Required Banks (as defined in the Credit Agreement), may waive any default without waiving any other prior or subsequent default. Agent may remedy any default without waiving the default remedied. Neither failure by Agent to exercise, nor delay by Agent in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Agent in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Agent of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

          Section 6.7. GRANTOR'S SUCCESSORS. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Agent, and no extension of the time for the payment of the indebtedness secured hereby given by Agent, upon direction of Banks, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Grantor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Agent and any subsequent owner of the Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Mortgage or any other Loan Document. Nothing in this Section or





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
elsewhere in this Mortgage shall be construed to imply Agent's consent to any transfer of the Mortgaged Property.

         Section 6.8. PLACE OF PAYMENT; FORUM. All secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Notes or the other Loan Documents (or if no such designation is made, at the address of Agent indicated at the end of this Mortgage). Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable, and to the non- exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit, action or proceeding arising out of or relating to this Mortgage or the secured indebtedness. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated in this Mortgage, or at a subsequent address of Grantor of which Agent received actual notice from Grantor in accordance with this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.

         Section 6.9. SUBROGATION TO EXISTING LIENS; VENDOR'S LIEN. To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding, lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Holders at Grantor's request, and Holders shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recorded as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holders are subrogated hereunder. It is expressly understood that in consideration of the payment of such indebtedness by Holders, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Notes or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, no vendor's lien is waived; and Agent and each other Holder shall have, and is hereby granted, a vendor's lien on the Mortgaged Property as cumulative additional security for the secured indebtedness. Agent may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

         Section 6.10. APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then an payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

         Section 6.11. COMPLIANCE WITH USURY LAWS. It is the intent of Grantor, Agent and each other Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between each Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Notes or any other Loan Document or otherwise, exceed the maximum non-usurious amount permitted by applicable law (the "MAXIMUM AMOUNT"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If any Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holders do not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to each Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "APPLICABLE LAW" shall mean the laws of the State of Texas or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Section 6.12. SUBSTITUTE TRUSTEE. The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing, executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. If Agent is a corporation or association and such appointment is executed on its behalf by officers of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he or she shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

         Section 6.13. NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability not due to gross negligence or willful misconduct and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Mortgage.

         Section 6.14. RELEASE OF MORTGAGE. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all obligations, if any, of Agent and each other Holder for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Agent in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Agent and each other Holder or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Mortgage.

         Section 6.15. NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by Texas Property Code Section 51.002, as amended, shall be considered complete when the requirements of that statute are met. Notwithstanding the forgoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

         Section 6.16. INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         Section 6.17. GENDER; TITLES; CONSTRUCTION. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and





                                              MPI TEXAS LEASEHOLD DEED OF TRUST
not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

         Section 6.18. REPORTING COMPLIANCE. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Notes and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon written request of Agent to furnish Agent with evidence of such compliance.

         Section 6.19. REGARDING AGENT. Except where otherwise expressly provided herein, (a) in any instance hereunder where the approval, consent or the exercise of judgment of Agent is required or requested, no approval or consent of Agent shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Agent, and (b) any payments made to Agent hereunder in respect of the Mortgaged Property shall be made to Agent for the ratable benefit of all of the Banks based upon the outstanding principal amount of the secured indebtedness (except for reimbursements of Agent for sums expended by it hereunder, which sums shall be retained by Agent for its own account).

         Section 6.20. GRANTOR. Unless the context clearly indicates otherwise, as used in this Mortgage, "GRANTOR" means the grantors named in
SECTION 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Agent that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

         Section 6.21. EXECUTION; RECORDING. This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and re-filed in such manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges.

          Section 6.22. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee, Agent and each other Holder and shall constitute covenants running with the Land. All references in this Mortgage to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

         Section 6.23. MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against





                                               MPI TEXAS LEASEHOLD DEED OF TRUST
which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

         Section 6.24. NO PARTNERSHIP, ETC. The relationship between Holders and Grantor is solely that of lenders and borrower. Neither Agent nor any other Holder has any fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and any Holder or in any way make Agent or any other Holder a co-principal with Grantor with reference to the Mortgaged Property. All agreed contractual duties between or among Agent, each other Holder, Grantor and Trustee are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

         Section 6.25. APPLICABLE LAW. This Mortgage, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law.

         Section 6.26. ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Grantor, Agent and each other Holder with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor, Agent and each other Holder with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Agent or any other Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents. To the extent any of the provisions contained herein conflict with the terms set forth in the Credit Agreement, the provisions of the Credit Agreement shall control.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this instrument is executed by Grantor as to the date first written on page 1 hereof.

         The address and federal tax identification number of Grantor are:

                 8572 Katy Freeway, Suite 101
                 Houston, Texas  77024
                 Attention:  A.J. Lewis, III
                 Federal Tax No.:  76-0533333

                                    GRANTOR:

                                    MISSION PARTY ICE, INC., a Texas corporation

                                    By:
                                       ----------------------------------------
                                       James F. Stuart, Chief Executive Officer





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

The address of Agent is

The Frost National Bank, as Agent
P.O. Box 1600
San Antonio, Texas 78296
Attention:  Richard D. Young, Senior Vice President


THE STATE OF TEXAS              )
                                )
COUNTY OF BEXAR                 )

         This instrument was acknowledged before me on ____________, 1997, by James F. Stuart, Chief Executive Officer of MISSION PARTY ICE, INC., a Texas corporation, on behalf of such corporation.


                                       ----------------------------------------
                                       Notary Public, State of Texas





                                              MPI TEXAS LEASEHOLD DEED OF TRUST

                                   EXHIBIT A
                                       TO
                                 DEED OF TRUST


                                    PROPERTY


Grantor's leasehold estate in the following property located in Nueces County, Texas, created under that certain Lease Agreement dated March 15, 1990, by and between Liza Billups Lewis, as landlord, and Grantor, as tenant, said property being described on EXHIBIT A-1 attached hereto and incorporated herein for all purposes.





                                              MPI TEXAS LEASEHOLD DEED OF TRUST